Exhibit 10.54

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 1 TO

OPTION AND LICENSE AGREEMENT

This Amendment No. 1 (this “Amendment”) to Option and License Agreement effective as of September 27th, 2004 (the “Amendment Date”) is entered into by and between Sanquin Blood Supply Foundation for the purpose of this Amendment acting through her Research Division, formed under the laws of the Netherlands (“CLB”), and Seattle Genetics, Inc., a Delaware corporation (“SGI”).

RECITALS

WHEREAS, SGI and CLB previously entered into an Option and License Agreement dated July 5, 2001 (the “License Agreement”);

WHEREAS, the parties now wish to amend the License Agreement on the terms set forth herein;

NOW THEREFORE, in consideration of the mutual covenants set forth below, the parties amend the License Agreement and otherwise agree as follows (with all capitalized terms used but not defined herein having the meanings set forth in the License Agreement):

AGREEMENT

1. Section 1 of the License Agreement is amended to add a new definition of “Phase I Clinical Trial” to read as follows:

“Phase I Clinical Trial” shall mean a clinical trial designed to evaluate the pharmacokinetic and pharmacodynamic properties, maximum tolerated dose, dosing interval, and absorption, distribution, metabolism and excretion of a candidate drug.”

2. Section 6.3 of the License Agreement is amended and restated to read in its entirety as follows:

6.3 Milestone Payments. Within [***] following the occurrence of each of the events specified below for the first Licensed Product only, SGI shall pay to CLB the following amounts:

Milestone	Payment
1. [***]	[***]

2. [***]	[***]

3. [***]	[***]

4. [***]	[***]

5. [***]	[***]

3. Section 12.1 of the License Agreement is amended and restated to read in its entirety as follows:

“12.1 The term of this Agreement shall commence as of the Effective Date and shall continue in effect until the earliest of the following: (a) termination of the Agreement by either party pursuant to Section 12.2; (b) [***]; or (c) the [***] of the First Commercial Sale (the “[***]”); provided, however that on the [***] the License shall survive termination and become royalty-free, fully paid-up and perpetual.

4. Section 13.7 of the License Agreement shall be amended to include SGI’s current contact information for notice purposes, which is as follows:

Seattle Genetics, Inc.

21823 30th Drive SE

Bothell, WA 98021

Fax: (425) 527-4109

Attention: Chief Executive Officer

With a copy to: General Counsel

5. This Amendment is effective for all purposes as of the Amendment Date. Except as otherwise expressly modified by this Amendment, the License Agreement shall remain in full force and effect in accordance with its terms.

6. This Amendment may be executed in counterparts, each of which shall be deemed to be an original and together shall be deemed to be one and the same document.

7. CLB represents and warrants that it has all necessary power and authority to enter into this Amendment, which shall be binding and enforceable in all respects with regard to CLB.

[***]

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers as of the Amendment Date.

SEATTLE GENETICS, INC.

By:	/s/ Clay B. Siegall
(Signature)

Name:	Clay B. Siegall, Ph.D.
Title:	President and Chief Executive Officer

SANQUIN RESEARCH DIVISION

By:	/s/ C. Aaij
(Signature)

Name:	C.Aaij, PhD
Title:	Director Sanquin Research Division a.i.

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.